--------------------------------------------------------------------------------


                           UBS
                           INTERNATIONAL
                           EQUITY
                           FUND

                           -----------

                           UBS
                           PRIVATE INVESTOR
                           FUNDS, INC.



                           ANNUAL REPORT
                           DECEMBER 31, 1997



--------------------------------------------------------------------------------

UBS Private Investor Funds, Inc.
Chairman's Letter
--------------------------------------------------------------------------------

Dear Shareholder,

Thank you for your investment in the UBS International Equity Fund, which is part of the UBS Private Investor Funds.

We are pleased to provide you with the Fund's annual report for the year ended December 31, 1997. This report contains a letter from the portfolio manager discussing the performance of the Fund for the year ended December 31, 1997 including a market overview. In addition, it includes a complete set of audited financial statements as well as a schedule of investments.

The UBS Private Investor Funds are an integral part of the asset allocation service provided by The Private Bank* of Union Bank of Switzerland, the largest bank in Switzerland. The Funds provide investment opportunities in U.S. and international securities markets to enhance investment performance, diversify risk and preserve capital within your investment objectives.

The UBS Private Investor Funds bring you:

       The expertise of The Private Bank's professional money managers

       Global investment perspective and knowledge

       A high priority on financial stability and preservation of wealth

As you are aware, in December, 1997, Union Bank of Switzerland and Swiss Bank Corporation ('SBC') announced their intention to merge. Early in February, 1998, the shareholders of UBS and SBC overwhelmingly approved the proposed merger. Completion of the merger is still subject to regulatory approvals which are expected to be received soon.

This merger will create a top-tier global financial services group which will concentrate on clearly defined core businesses. As private banking and asset management are core businesses of the banks, shareholders of the UBS Private Investor Funds will continue to see a commitment to growing and building the mutual fund business.

We will continue to keep you informed of any new developments as they occur.

To learn more about the other UBS Private Investor Funds, please call (888) UBS-FUND. You will be provided with a copy of the prospectus which contains more complete information including charges and expenses. Please read it carefully before investing.

We appreciate your continued confidence in the UBS Private Investor Funds.

Sincerely,



/s/ HansPeter Lochmeier


Dr. HansPeter Lochmeier
Chairman of the Board
UBS Private Investor Funds, Inc.

------------
* 'The Private Bank', as used in this document, refers to Union Bank of Switzerland, New York Branch.

This annual report must be accompanied or preceded by the Fund's prospectus.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

FUND PERFORMANCE

The UBS International Equity Fund achieved a total return of - 3.70% in 1997 compared to a +2.03% rise in the MSCI EAFE Index. 65% of the underperformance of 5.73% to benchmark came from stock selection while 35% came from country/asset allocation.

(A) STOCK SELECTION

Positive returns in France where a number of the companies we held have restructured was more than offset by disappointing performance in Australia, Germany, Japan and the UK.

1997 has again been a poor year for value investors. Companies with either a stable or perceived to be stable earnings stream have been pushed to ever higher multiples. Consequently pharmaceuticals, utilities and banks (in the latter category) have all tended to do well. At the same time cyclical companies operating in industries such as paper, chemicals or building and construction where the outlook is less certain have continued to underperform.

There has also been a large cap effect. This could be due to a desire for safety or perhaps just the rise of cross border investing and the increasing popularity of index funds.

We do not think either of these trends are sustainable and have positioned the portfolio away from both classes of stocks.

(B) COUNTRY/ASSET ALLOCATION

The benefits that have accrued from being underweight in Japan (for most of the year), Hong Kong and Malaysia have been more than offset by being underweight in some highly performing European markets such as Italy and Switzerland as well as our exposure to non-index Asian markets. Holding cash has proved modestly beneficial. We believe the euphoria in Italy and Switzerland has been overdone and to a certain extent is due to the type of companies quoted in each country which fit into the stable earnings categorization. Consequently, we remain underweight in both markets.

Conversely, the loss of confidence experienced in many Asian markets, particularly in the last quarter, should be temporary. With many stock markets some 80 - 90% from their peak, in US$ terms, we think there are many good opportunities.

This chart provides a comparison of the Fund's performance to that of the MSCI EAFE Index. This chart compares total returns (which includes changes in share price and reinvestment of all income dividends and capital gains distributions) of a hypothetical $10,000 investment made on April 2, 1996 (commencement of operations) and held through December 31, 1997.



                                  [PERFORMANCE GRAPH]


                                UBS INTERNATIONAL   MSCI EAFE
                      DATE        EQUITY FUND         INDEX
                      ----      -----------------   ---------
                      4/2/96          10,000        10,000
                     4/30/96          10,205        10,310.1
                     5/31/96          10,061        10,120.4
                     6/30/96          10,132        10,177.1
                     7/31/96           9,898         9,879.93
                     8/31/96          10,008         9,901.67
                     9/30/96          10,122        10,165
                    10/31/96          10,126        10,061.4
                    11/30/96          10,500        10,461.8
                    12/31/96          10,464.8      10,326.9
                     1/31/97          10,280.6       9,967.48
                     2/28/97          10,434.3      10,131
                     3/31/97          10,617.1      10,170.5
                     4/30/97          10,550.8      10,226.4
                     5/31/97          11,076.5      10,894.2
                     6/30/97          11,725.7      11,497.7
                     7/31/97          11,706.3      11,686.3
                     8/31/97          11,076.5      10,815.6
                     9/30/97          11,447        11,423.5
                    10/31/97          10,764.1      10,548.5
                    11/30/97          10,432.4      10,443
                    12/31/97          10,077.2      10,537

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

  Average Annual Total Return

                                                                              UBS
                                                                         INTERNATIONAL    MSCI EAFE
                                                                          EQUITY FUND       INDEX
                                                                         -------------    ---------

For the year ended December 31, 1997..................................        - 3.70%        2.03%
For the period April 2, 1996 (commencement of operations) through
  December 31, 1997...................................................          0.44%        3.03%

MARKET BACKGROUND

The year was characterized by a vast disparity in both economic and stock market performance between Europe and Asia.

European economic growth recovered on stronger consumer confidence as progress was seen to be made towards meeting the Maastricht guidelines. Falling interest rates and buoyant exports also helped. Superimposed on this benign background, corporate restructuring and take-over/merger activity acted to boost financial markets. Potentially negative events such as the election of socialist governments in both France and the UK, the loss of tax credits for domestic pension funds in the UK and the continuing inability of the region to reduce unemployment were ignored.

The area returned 24.2% in US$ in aggregate with particularly good performance from the smaller markets as interest rates declined more sharply. Most notable were Switzerland +44.8%, Italy +36.4% and Denmark +35.0%.

In Japan, the rise in consumption tax in April in order to raise 'Y'7 trillion proved too much for the fragile economic recovery. New car sales and housing starts fell by some 20% year on year through the rest of the year and GDP was
 - 0.8% for the six months to end September. Several high profile financial collapses, most notably Yamaichi Securities and Hokkaido Takushoku Bank in November, seem to be galvanizing the authorities into action. A 'Y'2.85 trillion tax rebate was announced in December and a potential 'Y'30 trillion public fund bailout for the banking system are a move in the right direction.

The Japanese stock market was down 23.5% in 1997. Again there was a large disparity of performance with small cap and domestically orientated companies significantly underperforming the exporters.

The rest of Asia came to grief during the year as foreign investors lost confidence in the 'economic miracle'. Deteriorating terms of trade with currencies linked to the US$ and falling product prices served to produce large current account deficits. As foreign investors pulled out, currencies collapsed exposing large unhedged corporate lending. The ensuing panic and rise in interest rates has put severe pressure on asset prices such as property and reduced the profitability of many industrial investments. Given this background it was not surprising that the Pacific Basin returned - 30.8%, in US$ terms, with non-index markets such as Korea and Thailand down as much as 70%, in US$ terms.

Australasia suffered collateral damage as expectations for regional growth and what that meant for the resource sector in particular hit home with the market down 9.5%.

Growth and large capitalization stocks did well in all markets.

MARKET OUTLOOK

The key issue for 1998 will be the extent to which the slowdown in Asia spreads to economies elsewhere in the world.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

Economists have estimated that the result of the Asian crisis will be to subtract 0.5% to 1.0% from world growth, but this can only be a guesstimate.

It is clear that the medium-term outlook for Asia will be tough. For a region accustomed to rapid economic growth there will be a shakeout as companies try to adjust for much more modest growth. Many companies with undifferentiated products and high levels of debt, especially if this debt is denominated in a strong currency such as the US dollar, will fail.

Consensus profit forecasts, especially in the US, are almost certainly too high. Multinationals have treated Asian expansion as the cornerstone of their growth strategies, but it will be several years before Asia again provides high and growing profitability. Exports from the rest of the world into Asia will inevitably slow while the region uses its new competitiveness stemming from currency devaluations to intensify its export drive at the expense of manufacturers elsewhere.

From a stock market perspective, the challenges within Asia are also opportunities. We believe in the long-term growth of the region though we have, in the past, been unwilling to commit heavily to Asia because the risk/reward equation looked wrong. The valuations on many Asian companies are now sufficiently compelling for us to raise our exposure to the region despite the risk.

These purchases will be funded by sales of European holdings where the benefits of corporate restructuring have been reflected in booming stock markets.

Across all markets we expect smaller companies as well as 'value' stocks to do much better in 1998.

Robin Apps
Portfolio Manager

------------------------

The Fund is not insured by the FDIC and is not a deposit with, an obligation of, or guaranteed by Union Bank of Switzerland. The Fund is subject to investment risks, including possible loss of principal amount invested.

Shares of the Fund are distributed by First Fund Distributors, Inc. which is not affiliated with Union Bank of Switzerland.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Investor Portfolios Trust -- UBS International Equity Portfolio (the 'Portfolio') which is a separate fund with an identical investment objective. The Portfolio concentrates its investments in securities of foreign issuers. A variety of factors such as changes in the economic/political conditions and currency fluctuations in the international markets may affect the value of your investment in the fund.

Union Bank of Switzerland is voluntarily waiving all shareholder servicing fees for the Fund and reimbursing a portion of the Fund's expenses. Union Bank of Switzerland is also waiving a portion of its advisory fees for the Portfolio. If Union Bank of Switzerland had not waived fees and reimbursed expenses, total return would have been lower. Past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI EAFE Index (Morgan Stanley Capital International -- Europe, Australia, Far East Index) is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.

UBS International Equity Fund
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS International
  Equity Portfolio, at value........................................................     $23,124,610
Tax reclaims receivable.............................................................          41,307
Receivable from sale of capital stock...............................................          12,000
Receivable from funds services agent................................................           5,903
Deferred organization expenses and other assets.....................................          89,638
                                                                                         -----------
          Total Assets..............................................................      23,273,458
                                                                                         -----------

LIABILITIES:
Administrative services fees payable................................................           3,105
Other accrued expenses..............................................................          22,965
                                                                                         -----------
          Total Liabilities.........................................................          26,070
                                                                                         -----------

NET ASSETS..........................................................................     $23,247,388
                                                                                         -----------
                                                                                         -----------
SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized).................         243,761
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................          $95.37
                                                                                         -----------
                                                                                         -----------
COMPOSITION OF NET ASSETS:
Shares of common stock, at par......................................................     $       244
Additional paid-in capital..........................................................      25,972,711
Net unrealized depreciation of investments, foreign currency contracts and foreign
  currency translations.............................................................      (3,102,319)
Accumulated undistributed net investment income.....................................          19,032
Accumulated undistributed net realized gains on securities and foreign currency
  translations......................................................................         357,720
                                                                                         -----------
          Net Assets................................................................     $23,247,388
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS International Equity Fund
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income and Expenses allocated from UBS Investor Portfolios
  Trust -- UBS International Equity Portfolio
     Dividends (net of foreign withholding tax of $42,351)...........                   $   500,589
     Interest........................................................                       173,033
                                                                                        -----------
          Investment income..........................................                       673,622
     Total expenses..................................................    $ 346,918
     Less: Fee waiver................................................      (92,337)
                                                                         ---------
     Net expenses....................................................                       254,581
                                                                                        -----------
Net Investment Income from UBS Investor Portfolios Trust --
  UBS International Equity Portfolio.................................                       419,041
EXPENSES:
Shareholder service fees.............................................       66,267
Administrative services fees.........................................       16,199
Registration fees....................................................       26,907
Reports to shareholders expense......................................       25,692
Amortization of organization expenses................................       21,369
Legal fees...........................................................       18,587
Transfer agent fees..................................................       10,487
Audit fees...........................................................       10,341
Fund accounting fees.................................................        7,744
Directors' fees......................................................        5,357
Miscellaneous expenses...............................................        8,632
                                                                         ---------
     Total expenses..................................................      217,582
     Less: Fee waiver and expense reimbursements.....................     (137,212)
                                                                         ---------
     Net expenses....................................................                        80,370
                                                                                        -----------
Net investment income................................................                       338,671
                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM UBS
  INVESTOR PORTFOLIOS TRUST -- UBS INTERNATIONAL EQUITY PORTFOLIO
Net realized gain on securities transactions.........................                       946,441
Net realized loss on foreign currency transactions...................                       (25,116)
Net change in unrealized depreciation of investments.................                    (3,438,179)
Net change in unrealized depreciation of foreign currency contracts
  and translations...................................................                        (4,748)
                                                                                        -----------
Net realized and unrealized loss on investments from UBS Investor
  Portfolios Trust -- UBS International Equity Portfolio.............                    (2,521,602)
                                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................                   $(2,182,931)
                                                                                        -----------
                                                                                        -----------

------------------------
See notes to financial statements.

UBS International Equity Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................................     $     338,671         $   146,877
Net realized gain on securities and foreign currency transactions.........           921,325             135,557
Net change in unrealized (depreciation) appreciation of investments,
  foreign currency contracts and foreign currency translations............        (3,442,927)            340,608
                                                                             -----------------    -----------------
Net (decrease) increase in net assets resulting from operations...........        (2,182,931)            623,042
                                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................................          (323,895)           (136,578)
Net realized gains........................................................          (626,539)            (94,755)
                                                                             -----------------    -----------------
Total dividends and distributions to shareholders.........................          (950,434)           (231,333)
                                                                             -----------------    -----------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares..........................................        20,167,259          30,851,057
Net asset value of shares issued to shareholders in reinvestment of
  dividends and distributions.............................................           879,502             229,580
Cost of shares redeemed...................................................       (21,289,737)         (4,873,617)
                                                                             -----------------    -----------------
Net (decrease) increase in net assets from transactions in shares of
  common stock............................................................          (242,976)         26,207,020
                                                                             -----------------    -----------------

NET (DECREASE) INCREASE IN NET ASSETS.....................................        (3,376,341)         26,598,729
NET ASSETS:
Beginning of period.......................................................        26,623,729              25,000
                                                                             -----------------    -----------------
End of period (including undistributed net investment income of $19,032
  and $18,022, respectively)..............................................     $  23,247,388         $26,623,729
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------

------------------------

*  Commencement of operations.

See notes to financial statements.

UBS International Equity Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   FOR THE          APRIL 2. 1996*
                                                                                 YEAR ENDED             THROUGH
                                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                              -----------------    -----------------

FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period.......................................        $102.84              $100.00
                                                                                  --------             --------
Income from investment operations:
     Net investment income.................................................           1.27                 1.08
     Net realized and unrealized (loss) gain on investments................          (5.01)                3.54
                                                                                  --------             --------
     Total (loss) income from investment operations........................          (3.74)                4.62
                                                                                  --------             --------

Less dividends and distributions to shareholders:
     Dividends from net investment income..................................          (1.26)               (1.05)
     Distributions from net realized gains.................................          (2.47)               (0.73)
                                                                                  --------             --------
     Total dividends and distributions.....................................          (3.73)               (1.78)
                                                                                  --------             --------

Net asset value, end of period.............................................        $ 95.37              $102.84
                                                                                  --------             --------
                                                                                  --------             --------
Total return...............................................................          (3.70%)               4.65%(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)..............................        $23,247              $26,624
     Ratio of expenses to average net assets(2)............................           1.26%                1.39%(3)
     Ratio of net investment income to average net assets(2)...............           1.28%                1.78%(3)

------------------------

* Commencement of operations.
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolios Trust -- UBS International Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.87% and 1.66% (annualized) for the respective periods.
(3) Annualized.

See notes to financial statements.

UBS International Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL

UBS International Equity Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1997, the Company included six other funds, UBS Bond Fund, UBS Value Equity Fund, UBS Institutional International Equity Fund, UBS High Yield Bond Fund, UBS Small Cap Fund and UBS Large Cap Growth Fund. These financial statements relate only to the Fund.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS International Equity Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund. At December 31, 1997, certain shares of the Fund were held by UBS or its affiliates on behalf of its clients.

Investors Bank & Trust Company ('IBT') serves as the Fund's administrator and First Fund Distributors, Inc. ('FFDI') serves as the Fund's distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the funds services agent to the Fund.

The financial statements of the Portfolio, including its Schedule of Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (44.5% at December 31, 1997). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND
LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio. The amount of foreign withholding taxes deducted from the dividend income allocated to the Fund from the Portfolio is net of amounts the Fund expects to recover from foreign tax authorities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in

UBS International Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification. For the fiscal year ended December 31, 1997, the Fund decreased accumulated undistributed net investment income by $13,766, increased accumulated undistributed net realized gains by $25,116 and decreased paid-in-capital by $11,350. Net investment income, net realized gains and net assets were not affected by this change.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of approximately $107,500 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 2, 1996).

F. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by IBT, FFDI and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise by made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Company, effective March 13, 1997, IBT provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay IBT a fee, accrued daily and payable monthly, at an annual rate of 0.065% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. IBT does not receive a fee on average daily net assets in excess of $200 million. Prior to March 13, 1997, Signature Broker-Dealer Services, Inc. ('Signature') provided overall administrative services and general office facilities. As compensation for such services, the Company had agreed to pay Signature a fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature did not receive a fee on average daily net assets in excess of $200 million. For the year ended December 31, 1997, the administrative services fee amounted to $16,199.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement effective March 13, 1997, FFDI serves as the distributor of Fund shares. FFDI does not receive any fees from the Fund for services provided pursuant to this agreement. Prior to March 13, 1997, Signature served as the distributor of Fund shares. Signature did not receive any additional fees for services provided as the distributor.

C. SHAREHOLDER SERVICING AGREEMENT -- The Fund has entered into a Shareholder Servicing Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1997, the shareholder service fee amounted to $66,267, all of which was waived.

D. FUNDS SERVICES AGREEMENT -- Under the terms of a Funds Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENT -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses. For the period from January 1, 1997 through April 14, 1997, the Fund's total operating expenses were limited to an annual rate of 0.95% of the Fund's average daily net assets. Effective April 15, 1997, this expense limitation was increased to an annual rate of 1.40% of the Fund's average daily net assets. For the year

UBS International Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
ended December 31, 1997, UBS reimbursed the Fund for expenses totaling $70,945 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1997 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund were as follows:

                                                                         PERIOD FROM APRIL 2, 1996
                                                      YEAR ENDED        (COMMENCEMENT OF OPERATIONS)
                                                   DECEMBER 31, 1997     THROUGH DECEMBER 31, 1996
                                                   -----------------    ----------------------------
Shares subscribed...............................         187,382                   304,954
Shares issued to shareholders in reinvestment of
  dividends and distributions...................           9,044                     2,281
Shares redeemed.................................        (211,542)                  (48,608)
                                                   -----------------            ----------
Net (decrease) increase in shares outstanding...         (15,116)                  258,627
                                                   -----------------            ----------
                                                   -----------------            ----------

UBS International Equity Fund
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
UBS Private Investor Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS International Equity Fund (the 'Fund') (one of the funds constituting UBS Private Investor Funds, Inc.) at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of Americas
New York, New York
February 17, 1998

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
  SHARES                                       SECURITY DESCRIPTION                                        VALUE
-----------   ---------------------------------------------------------------------------------------   -----------
              COMMON STOCK -- 94.1%
              AUSTRALIA -- 5.0%
     32,000   Australia & New Zealand Bank Group (Banking & Finance).................................   $   211,480
     15,800   Australian National Industries (Metals & Mining).......................................        14,520
    254,362   Burns Philp & Co. (Food)...............................................................        39,787
     62,500   Coles Myer Ltd. (Retail)...............................................................       300,212
    138,400   Fosters Brewing Group (Beverages)......................................................       263,390
    160,100   Goodman Fielder Limited (Food).........................................................       254,602
    721,323   MIM Holdings (Metals & Mining).........................................................       441,915
     89,000   Pacific Dunlop Ltd. (Diversified)......................................................       188,519
    570,000   Pasminco Limited (Metals & Mining).....................................................       653,836
     70,000   WMC Limited (Metals & Mining)..........................................................       244,080
                                                                                                        -----------
                                                                                                          2,612,341
                                                                                                        -----------

              DENMARK -- 1.8%
      4,440   BG Bank A/S (Banking & Finance)........................................................       298,774
     10,500   Tele Danmark -- B shares (Telecommunications)..........................................       651,384
                                                                                                        -----------
                                                                                                            950,158
                                                                                                        -----------

              FRANCE -- 16.7%
      3,060   AXA Company (Banking & Finance)........................................................       236,777
     10,200   Alcatel Alsthom SA (Electrical & Electronics)..........................................     1,296,502
     18,768   Banque Nationale de Paris (Banking & Finance)..........................................       997,571
      5,500   Compagnie de Saint Gobain (Building Materials).........................................       781,341
     11,700   Groupe Danone (Food)...................................................................     2,089,801
     27,120   Moulinex (Household Appliances)........................................................       670,058
      5,200   Sefimeg (Societe Francaise d'Investissements Immobiliers et de Gestion) (Real
                Estate)..............................................................................       259,201
     13,400   Societe Nationale Elf-Aquitaine (Energy Sources).......................................     1,558,528
      2,048   Suez Lyonnaise des Eaux (Building & Construction)......................................       226,629
      5,070   Total Cie Francaise des Petroles -- B shares (Energy Sources)..........................       551,774
                                                                                                        -----------
                                                                                                          8,668,182
                                                                                                        -----------

              GERMANY -- 7.4%
     45,300   Bayer AG (Chemicals)...................................................................     1,692,611
      2,050   MAN AG (Automotive & Heavy Machinery)..................................................       593,856
      4,500   Schering AG (Pharmaceuticals)..........................................................       434,112
      2,000   Volkswagen AG (Automotive).............................................................     1,125,382
                                                                                                        -----------
                                                                                                          3,845,961
                                                                                                        -----------

              GREAT BRITAIN -- 16.2%
    164,000   Allied Domecq PLC (Food & Beverages)...................................................     1,416,757
     88,000   B.A.T. Industries (Tobacco)............................................................       800,678
    186,117   BG PLC -- New Shares (Natural Gas).....................................................       837,534
    330,000   BTR Limited (Diversified)..............................................................       997,235
     38,540   Bass PLC (Beverages)...................................................................       599,440
    113,000   Coats Viyella (Apparel & Textiles).....................................................       168,883
     53,000   MEPC British Registered (Real Estate)..................................................       442,186
    324,000   Marley PLC (Building Materials)........................................................       500,194
    123,550   Northern Foods PLC (Food)..............................................................       535,689
     65,615   Peninsular & Orient Steam (Transportation).............................................       746,257
     79,760   Safeway PLC (Food -- Retail)...........................................................       449,309
     18,336   South West Water PLC (Utilities).......................................................       278,556
    209,750   Tarmac PLC (Building Materials)........................................................       392,711
     15,000   Thames Water PLC (Utilities)...........................................................       223,319
                                                                                                        -----------
                                                                                                          8,388,748
                                                                                                        -----------

------------------------
See notes to financial statements.
                                       13

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
  SHARES                                       SECURITY DESCRIPTION                                        VALUE
-----------   ---------------------------------------------------------------------------------------   -----------
              INDONESIA -- 0.3%
    924,000   PT Bank Internasional Indonesia (Banking & Finance)....................................   $    54,600
    502,000   PT Indah Kiat Pulp & Paper Corporation -- Foreign Shares (Paper & Forest Products).....        88,991
                                                                                                        -----------
                                                                                                            143,591
                                                                                                        -----------
              ITALY -- 1.5%
    131,000   Eni S.p.A. (Energy Sources)............................................................       748,085
                                                                                                        -----------
              JAPAN -- 24.3%
     12,000   Dai Nippon Printing Co. (Printing).....................................................       225,167
     12,000   Fuji Photo Film Co. (Photographic Equipment & Supplies)................................       459,524
    130,000   Hitachi Ltd. (Hit. Seisakusho) (Electrical & Electronics)..............................       925,940
    140,000   Ishikawajima Harima Heavy Industries (Machinery).......................................       209,083
     31,000   JGC Engineering & Construction Corp. (Engineering).....................................        65,291
         74   Japan Tobacco, Inc. (Tobacco)..........................................................       524,807
     75,000   Japan Wool Textile Co. (Apparel & Textiles)............................................       258,482
     56,000   Kajima Corp. (Building & Construction).................................................       141,104
     78,000   Kansai Paint Co. (Chemicals)...........................................................       188,175
     15,000   Kao Corp. (Household Products).........................................................       215,976
     90,000   Koito Manufacturing Co., Ltd. (Automotive -- Parts & Equipment)........................       358,428
     39,000   Marudai Food Co., Ltd. (Food)..........................................................        85,425
     50,000   Matsushita Electric Industries (Electrical & Electronics)..............................       731,408
    301,000   Mitsubishi Chemical Corp. (Chemicals)..................................................       431,087
     76,000   Mitsubishi Estate Co. (Real Estate)....................................................       826,530
     80,000   Mitsubishi Heavy Industries (Aerospace/Defense Equipment)..............................       333,308
    101,000   Nihon Cement Co. (Building Materials)..................................................       208,080
    184,000   Nikko Securities Co. (Investment Banking)..............................................       487,585
    162,000   Nippon Yusen Kabushiki Kaish (Shipping)................................................       444,176
     51,250   Nissan Fire & Marine Insurance (Insurance).............................................       155,826
     63,000   Nisshinbo Industries, Inc. (Apparel & Textiles)........................................       265,375
     17,000   Sanwa Bank Ltd. (Banking & Finance)....................................................       171,862
     44,000   Sharp Corporation (Electronics)........................................................       302,612
      4,300   Sony Corp. (Electrical & Electronics)..................................................       382,017
     58,000   Sumitomo Marine & Fire (Insurance).....................................................       306,502
    232,000   Tokyo Gas (Energy Sources).............................................................       525,940
     44,000   Tokyo Steel Manufacturing (Metals & Mining)............................................       148,610
     75,000   Toray Industries, Inc. (Chemicals).....................................................       336,027
     54,000   Tostem Corporation (Building & Construction)...........................................       579,000
     44,000   Toyo Seikan Kaisha (Packaging).........................................................       626,790
     11,000   Uny Co. (Retail).......................................................................       150,800
        152   West Japan Railway (Transportation)....................................................       484,277
     81,000   Yamaha Motor Co. (Automotive)..........................................................       542,812
     25,000   Yamanouchi Pharmaceutical (Pharmaceuticals)............................................       536,111
                                                                                                        -----------
                                                                                                         12,634,137
                                                                                                        -----------
              NETHERLANDS -- 5.2%
      7,800   Akzo Nobel (Chemicals).................................................................     1,345,212
      9,490   Internationale Nederlanden Groep NV (Banking & Finance)................................       399,806
     18,700   Koninklijke Papierfabrieken BT NV (Paper & Forest Products)............................       430,808
      4,800   Philips Electronics NV (Electronics)...................................................       287,938
      5,114   Royal PTT Nederland (Telecommunications)...............................................       213,430
                                                                                                        -----------
                                                                                                          2,677,194
                                                                                                        -----------
              NEW ZEALAND -- 0.6%
     10,300   Ceramco Corp. Ltd. (Diversified).......................................................         8,672
     43,840   Fletcher Challenge Forestry Shares (Forest Products)...................................        36,402
    192,000   Fletcher Challenge Paper Shares (Paper & Forest Products)..............................       250,841
                                                                                                        -----------
                                                                                                            295,915
                                                                                                        -----------
              PHILIPPINES -- 0.4%
    190,000   San Miquel Corporation Class B (Food & Beverages)......................................       232,222
                                                                                                        -----------

------------------------
See notes to financial statements.
                                       14

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
  SHARES                                       SECURITY DESCRIPTION                                        VALUE
-----------   ---------------------------------------------------------------------------------------   -----------
              SINGAPORE -- 3.9%
    280,579   Dairy Farm International Holdings (Food)...............................................   $   303,025
     30,000   Development Bank Of Singapore Limited -- Foreign Shares (Banking & Finance)............       256,304
    229,696   Hong Kong Land Holdings (Real Estate)..................................................       441,016
     46,765   Jardine Matheson Holdings (Diversified)................................................       238,502
    194,250   Keppel Corp., Ltd. (Diversified).......................................................       557,799
    264,000   United Overseas Land Ltd. (Real Estate)................................................       222,415
                                                                                                        -----------
                                                                                                          2,019,061
                                                                                                        -----------
              SOUTH KOREA -- 1.3%
     39,400   Hyundai Motor Co. GDR (Automotive)*....................................................        61,464
      8,470   Hyundai Motor Co., Ltd. (Automotive)...................................................        93,445
      1,551   Housing & Commercial Bank, Korea (Banking & Finance)...................................        10,432
        380   SK Telecom Co. Ltd. (Telecommunications)...............................................       115,477
      8,720   Korean Air (Airlines)..................................................................        36,629
     42,110   Shinhan Bank (Banking & Finance).......................................................       187,570
     23,400   Yukong Ltd. (Energy Sources)...........................................................       186,372
                                                                                                        -----------
                                                                                                            691,389
                                                                                                        -----------
              SWEDEN -- 3.7%
     19,250   Electrolux (Household Appliances)......................................................     1,336,098
      8,000   Forenings Sparbanken AB (Banking & Finance)............................................       181,896
     33,400   Stora Kopparbergs -- A shares (Paper & Forest Products)................................       420,729
                                                                                                        -----------
                                                                                                          1,938,723
                                                                                                        -----------
              SWITZERLAND -- 4.4%
         41   Bobst AG (Machinery)...................................................................        60,317
        600   Forbo Holding (Building Materials).....................................................       245,099
      1,170   Nestle SA (Food & Beverages)...........................................................     1,752,458
        210   Schindler Holding AG (Machinery).......................................................       218,701
                                                                                                        -----------
                                                                                                          2,276,575
                                                                                                        -----------
              THAILAND -- 1.4%
     73,000   Bangkok Bank Public Company, Ltd. (Banking & Finance)..................................       187,681
     15,000   Italian-Thai Development PLC -- Foreign Shares (Building & Construction)...............         4,821
     79,000   Shinawatra Computer Company -- Foreign Shares (Technology).............................       270,809
    266,000   TelecomAsia Corp. -- Foreign Shares (Telecommunications)...............................        52,431
    100,000   Thai Farmers Bank Public Co., Ltd. (Banking & Finance).................................       187,467
     58,000   Thai Military Bank, Ltd. (Banking & Finance)...........................................        12,644
                                                                                                        -----------
                                                                                                            715,853
                                                                                                        -----------
              TOTAL COMMON STOCK (COST $54,398,010)..................................................    48,838,135
                                                                                                        -----------
              CONVERTIBLE PREFERRED STOCK -- 1.2%
              JAPAN -- 1.2%
114,000,000   Sakura Finance, Series II, 0.75%, due 10/01/01* (Banking & Finance) (Cost $988,849)....       637,359
                                                                                                        -----------
              TOTAL INVESTMENTS AT MARKET VALUE -- 95.3%
                (COST $55,386,859)...................................................................    49,475,494
              OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.7%..........................................     2,444,405
                                                                                                        -----------
              NET ASSETS -- 100.0%...................................................................   $51,919,899
                                                                                                        -----------
                                                                                                        -----------

------------------------

GDR: Global Depository Receipts.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the value of these securities amounted to $698,823 or 1.35% of net assets.

Note: Based upon the cost of investments of $55,386,859 for Federal Income Tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $5,130,863 and $11,042,228, respectively, resulting in net unrealized depreciation of $5,911,365.

See notes to financial statements.
                                       15

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                         FOREIGN                        U.S. DOLLAR        U.S. DOLLAR
                                                      CURRENCY UNITS  U.S. DOLLAR         VALUE AT        NET UNREALIZED
            CURRENCY AND SETTLEMENT DATE                   SOLD           COST       DECEMBER 31, 1997     APPRECIATION
----------------------------------------------------- --------------  ------------   ------------------   --------------
SALE CONTRACTS
British Pound, 1/06/98...............................      274,280      $459,939          $450,327           $ 9,612
French Franc, 1/30/98................................    2,675,794       446,434           445,394             1,040
                                                                                                             -------
                                                                                                             $10,652
                                                                                                             -------
                                                                                                             -------

------------------------
See notes to financial statements.
                                       16

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

SUMMARY OF INDUSTRY DIVERSIFICATION

                                                                                                         PERCENT OF
                                 INDUSTRY DIVERSIFICATION (UNAUDITED)                                    NET ASSETS
------------------------------------------------------------------------------------------------------   ----------

Banking & Finance.....................................................................................        7.7%
Chemicals.............................................................................................        7.7
Energy Sources........................................................................................        6.9
Food & Beverages......................................................................................        6.6
Electrical & Electronics..............................................................................        6.4
Food..................................................................................................        6.4
Real Estate...........................................................................................        4.2
Building Materials....................................................................................        4.1
Household Appliances..................................................................................        3.9
Diversified...........................................................................................        3.8
Automotive............................................................................................        3.5
Metals & Mining.......................................................................................        2.9
Tobacco...............................................................................................        2.6
Transportation........................................................................................        2.4
Paper & Forest Products...............................................................................        2.3
Telecommunications....................................................................................        2.0
Pharmaceuticals.......................................................................................        1.9
Building & Construction...............................................................................        1.8
Beverages.............................................................................................        1.7
Natural Gas...........................................................................................        1.6
Apparel & Textiles....................................................................................        1.3
Packaging.............................................................................................        1.2
Automotive & Heavy Machinery..........................................................................        1.1
Electronics...........................................................................................        1.1
Utilities.............................................................................................        1.0
Machinery.............................................................................................        0.9
Investment Banking....................................................................................        0.9
Insurance.............................................................................................        0.9
Photographic Equipment & Supplies.....................................................................        0.9
Retail................................................................................................        0.9
Food -- Retail........................................................................................        0.9
Shipping..............................................................................................        0.9
Automotive -- Parts & Equipment.......................................................................        0.7
Aerospace/Defense Equipment...........................................................................        0.6
Technology............................................................................................        0.5
Printing..............................................................................................        0.4
Household Products....................................................................................        0.4
Engineering...........................................................................................        0.1
Airlines..............................................................................................        0.1
Forest Products.......................................................................................        0.1
                                                                                                            -----
Total Portfolio Holdings..............................................................................       95.3
Other assets in excess of liabilities.................................................................        4.7
                                                                                                            -----
Total Net Assets......................................................................................      100.0%
                                                                                                            -----
                                                                                                            -----

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $55,386,859).........................................     $49,475,494
Cash.............................................................................       1,469,272
Foreign currency (cost $6,980)...................................................           6,867
Receivable for investment securities sold........................................         895,058
Dividends receivable.............................................................         112,201
Interest receivable..............................................................          16,119
Unrealized appreciation on open forward foreign currency contracts...............          10,652
Deferred organization expenses and other assets..................................          23,861
                                                                                      -----------
     Total Assets................................................................      52,009,524
                                                                                      -----------
LIABILITIES:
Investment advisory fees payable.................................................          23,586
Administrative services fees payable.............................................          10,147
Other accrued expenses...........................................................          55,892
                                                                                      -----------
     Total Liabilities...........................................................          89,625
                                                                                      -----------

NET ASSETS.......................................................................     $51,919,899
                                                                                      -----------
                                                                                      -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $192,979)..............     $ 849,307
Interest............................................................       333,088
                                                                         ---------
     Investment income..............................................                    $ 1,182,395

EXPENSES
Investment advisory fees............................................       428,213
Administrative services fees........................................        33,324
Custodian fees and expenses.........................................        87,000
Fund accounting fees................................................        50,407
Audit fees..........................................................        36,000
Amortization of organization expenses...............................         8,567
Trustees' fees......................................................         7,000
Miscellaneous expense...............................................         4,119
                                                                         ---------
     Total expenses.................................................       654,630
     Less: Fee waiver...............................................      (176,323)
                                                                         ---------
     Net expenses...................................................                        478,307
                                                                                        -----------
Net investment income...............................................                        704,088
                                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities transactions........................                      2,033,639
Net realized loss on foreign currency transactions..................                        (51,477)
Net change in unrealized depreciation of investments................                     (6,285,266)
Net change in unrealized appreciation of foreign currency contracts
  and translations..................................................                          4,482
                                                                                        -----------
Net realized and unrealized loss on investments.....................                     (4,298,622)
                                                                                        -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................                    $(3,594,534)
                                                                                        -----------
                                                                                        -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................................      $   704,088          $   483,834
Net realized gain on securities and foreign currency transactions.........        1,982,162              372,215
Net change in unrealized (depreciation) appreciation of investments,
  foreign currency contracts and foreign currency translations............       (6,280,784)             367,572
                                                                             -----------------    -----------------
Net (decrease) increase in net assets resulting from operations...........       (3,594,534)           1,223,621
                                                                             -----------------    -----------------

CAPITAL TRANSACTIONS:
Proceeds from contributions...............................................       44,945,810           60,373,286
Value of withdrawals......................................................      (30,977,956)         (20,050,328)
                                                                             -----------------    -----------------
Net increase in net assets from capital transactions......................       13,967,854           40,322,958
                                                                             -----------------    -----------------

NET INCREASE IN NET ASSETS................................................       10,373,320           41,546,579
NET ASSETS:
Beginning of period.......................................................       41,546,579             --
                                                                             -----------------    -----------------
End of period.............................................................      $51,919,899          $41,546,579
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------

------------------------

* Commencement of operations.

See notes to financial statements.

UBS International Equity Portfolio
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted).............................        $51,920              $41,547
     Average commission rate per share(1).................................        $  0.02              $  0.02
     Ratio of expenses to average net assets(2)...........................           0.95%                0.88%(3)
     Ratio of net investment income to average net assets(2)..............           1.40%                2.07%(3)
     Portfolio turnover...................................................             26%                  42%

------------------------
* Commencement of operations.
(1) Most foreign securities markets do not charge commissions based on a rate per share but as a percentage of the principal value of the transaction.
    As a result, the above rate is not indicative of the commission arrangements currently in effect.
(2) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.35% and 0.79% (annualized) for the respective periods.
(3) Annualized.

See notes to financial statements.

UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL
UBS International Equity Portfolio (the 'Portfolio'), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York. At December 31, 1997, all of the beneficial interests in the Portfolio were held by UBS International Equity Fund, UBS Institutional International Equity Fund and UBS International Equity Fund, Ltd.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'); UBS International Investment London Limited ('UBSII') is the sub-adviser of the Portfolio. Investors Fund Services (Ireland) Limited ('IBT Ireland') acts as the Portfolio's administrator.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or in the absence of recorded sales, at the average of readily available closing bid and asked prices, or at the quoted bid price. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees (the 'Trustees').

Trading in securities on most foreign exchanges and over-the-counter market is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the pricing of the Portfolio, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rate of exchange at period-end. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Gain/loss on translation of foreign currency includes net exchange gains and losses, gains and losses on disposition of foreign currency and adjustments to the amount of foreign taxes withheld.

The assets and liabilities are presented at the exchange rates and market value at the close of the period. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at period-end are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

C. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the

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UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are marked-to-market daily using the daily exchange rate of the underlying currency and any resulting gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Portfolio's use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Portfolio's exposure at period-end to credit loss in the event of the counterparty's failure to perform its obligations.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Recoveries of foreign taxes withheld from the Portfolio's income are generally recorded, where applicable, by the funds investing in the Portfolio. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

E. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

F. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of approximately $40,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (April 2, 1996).

G. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS, UBSII and IBT Ireland. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser and UBSII as investment sub-adviser. UBSII makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations subject to the supervision of UBS and the Trustees. As compensation for overall investment management services, the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.85% of the Portfolio's average daily net assets. UBS, in turn, has agreed to pay UBSII a fee, accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's first $20 million average daily net assets, 0.50% of the next $30 million

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UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
average daily net assets and 0.40% of the Portfolio's average daily net assets in excess of $50 million. For the year ended December 31, 1997, the investment advisory fee amounted to $428,213. UBS voluntarily agreed to waive $176,323 of this amount.

B. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Trust, effective March 13, 1997, IBT Ireland provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay IBT Ireland an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.07% of the Portfolio's first $100 million average daily net assets and 0.05% of the Portfolio's average daily net assets in excess of $100 million. Prior to March 13, 1997, Signature Financial Group (Grand Cayman), Ltd. ('SFG') provided overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio had agreed to pay SFG an administrative services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 1997, the administrative services fee amounted to $33,324.

4. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 1997, purchases and sales of investment securities, excluding short-term investments, aggregated to $30,831,633 and $11,714,524, respectively.

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UBS International Equity Portfolio
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees
and Investors of
UBS Investor Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS International Equity Portfolio (the 'Portfolio') (one of the portfolios constituting UBS Investor Portfolios Trust) at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 17, 1998

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                      UBS INTERNATIONAL EQUITY GROWTH FUND
                             200 CLARENDON STREET
                         BOSTON, MASSACHUSETTS 02116



INVESTMENT ADVISER                         Union Bank of Switzerland,
                                           New York Branch
                                           1345 Avenue of the Americas
                                           New York, NY 10105


ADMINSTRATOR                               Investors Bank & Trust Company
                                           200 Clarendon Street
                                           Boston, Massachusetts 02116


DISTRIBUTOR                                First Fund Distributors, Inc.
                                           4455 East Camelback Road
                                           Phoenix, AZ 85018


CUSTODIAN AND TRANSFER AGENT               Investors Bank & Trust Company
                                           200 Clarendon Street
                                           Boston, Massachusetts 02116





                          STATEMENT OF DIFFERENCES


      The Japanese Yen sign shall be expressed as......................'Y'